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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 10, 1998 and February 15, 1997 included in Racing Champions Corporation Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                               /s/ Arthur Andersen LLP

                               ARTHUR ANDERSEN LLP


Chicago, Illinois
February 1, 1999
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                                                                    EXHIBIT 23.1


                           [ARTHUR ANDERSEN LLP LOGO]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we herby consent to the incorporation by reference in this registration statement of our report dated April 22, 1998 included in Racing Champions South's (formerly Wheels Sports Group, Inc.)
Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                       Arthur Andersen LLP


Charlotte, North Carolina
February 1, 1999